UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04656
__________________________

 ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore
ELLSWORTH FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960-7308
(Name and address of agent for service)

Copy to:
Steven B. King, Esq.
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2009

Date of reporting period:  September 30, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

2009 Annual Report
September 30, 2009

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2009 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *

Ellsworth market price	33.72%	23.89%	1.99%	4.43%	17.05%
Ellsworth net asset value	36.19	6.13	2.47	2.81	13.32
Bank of America/Merrill Lynch All Convertibles Index	40.72	14.50	2.82	3.95	13.81
S&P 500 Index	19.27	(6.90)	1.01	(0.15)	15.42
Barclays Aggregate Bond Total Return Index	17.11	21.77	7.18	7.33	5.88
Bank of America/Merrill Lynch All Convertibles Index and S&P 500 Index performance in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Ellsworth’s performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represent past results and do not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close

12/31/08	$7.10	$5.06	$5.55	$5.50	$4.10	$4.88
3/31/09	5.76	5.21	5.59	5.28	4.09	4.76
6/30/09	6.51	5.63	6.39	5.75	4.70	5.49
9/30/09	7.18	6.27	7.15	6.21	5.35	6.16

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #

10/22/08	11/26/08	$0.103	$—	$0.103	21%
2/12/09	2/26/09	0.075	—	0.075	20
5/14/09	5/28/09	0.075	—	0.075	20
8/13/09	8/27/09	0.065	—	0.065	20

		$0.318	$—	$0.318

# Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

November 16, 2009

          The returns generated by convertible securities as a group so far this year were well above the expectations we had at the beginning of the year. As shown in the performance table on the opposite page, the Bank of America/Merrill Lynch All Convertibles Index (BAML Index), the Fund’s portfolio and the Fund’s market price have all outperformed equities as measured by the S&P 500 Index. This outperformance is not just for 2009, but for the past ten years as shown in the graph on the next page. Within the BAML Index, the greatest increase in value occurred in the most speculative (by rating) portion of the Index.

          It has been the position of management at Ellsworth Fund Ltd. that convertible securities are capable of providing total returns that are competitive with equities over full market cycles with less volatility and higher income. This last decade has confirmed this capability. That being said, the strong recovery of convertible securities generated this year after the 2008 meltdown has brought convertible price levels back to a point where the convertible securities market appears more ‘normal.’ While the average premium to conversion value levels may be high enough at 80% on the BAML Index to make continued outperformance more difficult, we still see many attractive issues as the average has been skewed by a few issues with very high premiums. BAML and other institutions that provide convertible research continue to measure the convertible securities market as undervalued by the sum-of-the-parts method. The method takes the theoretical non-convertible bond or preferred share value, adds the theoretical value of the embedded option and compares that sum to the current price. This October the measure was undervalued by 1.6%, much closer to their measure of intrinsic value than the 5% of October 2008. While we are still positive about the potential returns from convertible securities, the obvious undervaluations are mostly gone now.

          The BAML Index has expanded this year to $208 billion from $177.4 billion mostly due to price appreciation. While there have been $27.9 billion of new convertible securities issued this year, $55.6 billion have been redeemed. This is disappointing as we expected that many companies would choose to issue convertible securities to meet their capital needs. That expectation may still be met as the year winds down.

          Performance for the Fund’s fiscal year was enhanced by its exposure to the minerals and mining, and travel and leisure industries. Performance was hurt by its exposure to the consumer goods industry, and the oil and gas portion of the energy industry.

          The Fund’s net asset value (NAV) performed in line with the BAML Index over the five-and ten-year periods (this is the case when you adjust for the fiscal 2004 rights offering and the fact that the Index does not include expenses), and underperformed for the calendar year-to-date and one-year periods ended September 30, 2009. For the one-year and ten-year periods, Ellsworth’s market return outperformed the Index, underperforming over the year-to-date and five-year periods. For the ten-year performance, the Fund’s NAV volatility, as measured by standard deviation, was lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility.

continued on the following page

To Our Shareholders (continued)

          Now posted on the Fund’s website is a white paper on convertible securities. Written by Dinsmore Capital Management, this paper is a presentation on the strengths and weaknesses of convertible securities today. We believe many will find it educational.

          At its October 12, 2009 meeting, the Board of Trustees declared a distribution of $0.0985 per share, consisting of undistributed net investment income. The distribution is payable on November 25, 2009 to shareholders of record on October 22, 2009.

          The 2010 annual meeting of shareholders will be held on January 15, 2010. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on November 30, 2009. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

Equinix, Inc.	$2,634,375	2.8%
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Blackboard Inc.	2,471,875	2.6
Blackboard is a provider of enterprise software applications and related services to the education industry. The company serves colleges, universities, schools and other education providers, textbook publishers, student-focused merchants, corporate, and government clients.

LSB Industries	2,331,250	2.5
LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

Euronet Worldwide, Inc.	2,123,438	2.2
Euronet is an electronic payments provider. The company offers automated teller machine (ATM), point-of-sale (POS) and card outsourcing services, integrated electronic financial transaction (EFT) software, network gateways, and electronic distribution of top-up services for prepaid mobile airtime and other prepaid products.

Oil States International, Inc.	2,025,844	2.1
Oil States, through its subsidiaries, is a provider of specialty products and services to oil and gas drilling and production companies worldwide, operating in a number of oil and gas producing regions, including the Gulf of Mexico, United States onshore, West Africa, the North Sea, Canada, South America and Southeast and Central Asia.

Kinetic Concepts, Inc.	1,952,500	2.1
Kinetic Concepts is a global medical technology company that manages advanced wound care, regenerative medicine and therapeutic surfaces.

Freeport-McMoRan Copper and Gold, Inc.	1,915,800	2.0
Freeport-McMoRan is involved in mineral exploration and development, mining, and milling of copper, gold and silver. The company is also involved in smelting and refining copper concentrates.

Intel Corp.	1,883,125	2.0
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Chattem, Inc.	1,862,240	2.0

Chattem is a marketer and manufacturer of a portfolio of branded over- the-counter (OTC) healthcare products, toiletries and dietary supplements, in such categories as medicated skin care products, topical pain care, oral care, internal OTC, medicated dandruff shampoos, dietary supplements, and other OTC and toiletry products.

Total	$19,200,447	20.3%

Major Industry Exposure

% Total Net Assets

Energy	15.8%
Telecommunications	15.4
Pharmaceuticals	9.7
Healthcare	8.6
Computer Software	6.3
Minerals and Mining	6.2
Financial Services	4.8
Banking/Savings and Loan	4.4
Computer Hardware	4.0
Foods	3.6

Total	78.8%

Major Portfolio Changes by underlying common stock
Six months ended September 30, 2009

ADDITIONS	REDUCTIONS

ATP Oil & Gas	Agere Systems

Bunge Limited	Bank of America

Cephalon	BorgWarner

Chesapeake Energy	Bristow Group

Comtech Telecommunications	Chesapeake Energy

Freeport-McMoRan Copper and Gold	Fifth Third Bancorp

Goldcorp	Freeport-McMoRan

Goodrich Petroleum	Ingersoll-Rand

Great Plains Energy	Nabors Industries

Ingersoll-Rand	National City

International Game Technology	Omnicare

Jaguar Mining	Prudential Financial

JetBlue Airways	RadioShack

National City	Rayonier TRS Holdings

Old Republic International	Schering-Plough

Regis	The Walt Disney Company

Portfolio of Investments September 30, 2009

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - 69.4%

Aerospace and Defense - 1.1%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,003,798	$1,028,750

Computer Hardware - 4.0%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,020,090	1,236,250
NETAPP, Inc. 1.75%, due 2013 cv. sr. notes (NR)	1,500,000	1,245,286	1,631,250
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	1,000,000	895,000

		3,265,376	3,762,500

Computer Software - 6.3%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,500,000	2,330,828	2,471,875
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,400,782	1,338,750
Nuance Communications Inc. 2.75%, due 2027 cv. sr. notes (B-)	500,000	533,000	533,125
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR) (1)	1,500,000	1,578,276	1,678,125

		5,842,886	6,021,875

Consumer Goods - 2.9%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	1,808,000	1,796,363	1,862,240
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	750,000	931,875

		2,546,363	2,794,115

Energy - 9.0%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	2,000,000	2,270,704	1,787,500
Goodrich Petroleum Corp. 5%, due 2029 cv. sr. notes (NR)	1,000,000	1,014,978	1,063,750
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,590,000	1,403,020	1,464,788
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,575,000	1,757,457	2,025,844
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,513,900	1,323,750
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR) (exchangeable for ADS representing common shares)	500,000	500,000	570,625
Verenium Corp. 9%, due 2027 cv. sr. secured notes	337,000	750,000	304,143

		9,210,059	8,540,400

Finance - 0.2%
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR)
(performance formerly linked to Microsoft Corp. common stock) (3)	1,500,000	1,642,751	150,000

Financial Services - 4.8%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (NR)	500,000	532,371	545,625
Old Republic International Corp. 8%, due 2012 cv. sr. notes (BBB)	1,500,000	1,573,391	1,856,250
Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (2)	2,250,000	2,810,332	2,123,438

		4,916,094	4,525,313

Foods - 2.5%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,300,000	954,835	1,088,750
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa1)	683,000	668,132	653,973
The Great Atlantic & Pacific Tea Company, Inc. 6.75%, due 2012 cv. sr. notes (Caa1)	700,000	700,000	611,625

		2,322,967	2,354,348

Healthcare - 8.6%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR) (exchangeable for ADS representing common stock)	1,750,000	1,653,674	1,130,938
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,297,570	1,342,500
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	2,000,000	1,970,445	1,952,500
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,750,000	1,594,720	1,828,750
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (2)	850,000	1,008,087	656,625
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,250,000	1,198,195	1,210,938

		8,722,691	8,122,251

Portfolio of Investments September 30, 2009 (continued)

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Minerals and Mining - 2.2%
Goldcorp Inc. 2%, due 2014 cv. sr. notes (BBB+) (1)	$1,000,000	$1,000,000	$1,138,750
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	1,000,000	1,024,190	960,000

		2,024,190	2,098,750

Multi-Industry - 2.5%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	2,500,000	2,533,029	2,331,250

Pharmaceuticals - 7.1%
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,011,295	1,056,250
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR) (1)	1,500,000	1,284,289	1,460,625
Mylan Inc. 3.75%, due 2015 cash cv. notes (B+)	1,000,000	983,395	1,396,250
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (B+)	500,000	452,190	491,875
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	500,000	523,033	533,125
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,488,981	1,760,625

		5,743,183	6,698,750

Semiconductors - 2.0%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,500,000	1,676,672	1,346,250
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-) (1)	500,000	500,000	536,875

		2,176,672	1,883,125

Telecommunications - 13.8%
ADC Telecommunications Inc. floating rate, due 2013 cv. sub. notes (NR)	2,025,000	1,186,622	1,614,933
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,500,000	1,285,986	1,351,875
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	500,000	505,332	648,750
Comtech Telecommunications Corp. 3% due 2029 cv. sr. notes (NR) (1)	1,000,000	1,000,000	1,117,500
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	2,500,000	2,472,633	2,634,375
General Cable Corp. 1%, due 2012 cv. sr. notes (B1)	1,500,000	1,503,418	1,290,000
NII Holdings, Inc. 2.75%, due 2025 cv. notes (NR)	1,750,000	1,549,876	1,725,938
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,636,079	1,740,000
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR) (1)	500,000	573,461	558,750
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	461,832	464,375

		12,175,239	13,146,496

Transportation - 1.9%
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	900,000	869,032	819,000
JetBlue Airways Corp. 3.75%, due 2035 cv. deb. (Ca)	1,000,000	957,743	993,750

		1,826,775	1,812,750

Travel and Leisure - 0.7%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,019,240	623,750

TOTAL CONVERTIBLE BONDS AND NOTES		66,971,313	65,894,423

CORPORATE BONDS AND NOTES - 0.8%

Retail - 0.8%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012) (NR) (Acquired 06/01/07; Cost $1,500,000) (1,4,5)	1,500,000	1,500,000	750,000

Portfolio of Investments September 30, 2009 (continued)

	Shares	Identified Cost	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS - 10.0%

Banking/Savings and Loan - 3.2%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (B3)	1,000	$822,525	$849,990
Sovereign Capital Trust IV 4.375% PIERS (Baa2) (exchangeable for Sovereign Bancorp, Inc. common stock) (2)	14,000	929,449	427,000
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba3)	2,000	1,140,075	1,786,000

		2,892,049	3,062,990

Chemicals - 1.4%
Celanese Corp. 4.25% perpetual cv. pfd. (NR)	40,000	1,141,934	1,307,600

Energy - 4.3%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	751,875	745,313
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	21,360	1,729,674	1,779,288
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B-)	10,000	998,763	1,509,700

		3,480,312	4,034,301

Finance - 0.1%
Lehman Brothers Holdings Inc. (General Mills) PIES (NR) (3)	50,000	1,250,000	125,000

Foods - 1.1%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,115,625	1,085,938

TOTAL CONVERTIBLE PREFERRED STOCKS		9,879,920	9,615,829

MANDATORY CONVERIBLE SECURITIES - 7.7% (6)

Energy - 2.4%
Great Plains Energy, Inc. 12%, due 06/15/12 equity units (NR)	20,000	1,042,313	1,268,000
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+) (linked to the performance of ConocoPhillips common stock)	2,000	2,000,000	1,033,250

		3,042,313	2,301,250

Minerals and Mining - 4.0%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	18,600	1,996,230	1,915,800
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce common stock)	30,000	1,534,600	1,380,300
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing Companhia Vale do Rio Doce Preference A Shares)	10,000	503,000	480,400

		4,033,830	3,776,500

Pharmaceuticals - 1.3%
Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)	5,000	1,250,000	1,213,500

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		8,326,143	7,291,250

COMMON STOCKS - 6.1%

Banking/Savings and Loan - 1.2%
New York Community Bancorp, Inc.	100,000	1,529,088	1,142,000

Energy - 0.2%
Bristow Group Inc.	7,770	286,032	230,691

Media and Entertainment - 1.7%
The Walt Disney Company	60,000	1,819,128	1,647,600

Portfolio of Investments September 30, 2009 (continued)

	Shares	Identified Cost	Value (Note 1)

COMMON STOCKS - continued

Pharmaceuticals - 1.3%
Johnson & Johnson	20,500	$1,289,710	$1,248,245

Telecommunications - 1.6%
AT&T	55,000	1,792,997	1,485,550

TOTAL COMMON STOCKS		6,716,955	5,754,086

Total Convertible Bonds and Notes - 69.4%		$66,971,313	$65,894,423
Total Corporate Bonds and Notes - 0.8%		1,500,000	750,000
Total Convertible Preferred Stocks - 10.0%		9,879,920	9,615,829
Total Mandatory Convertible Securities - 7.7%		8,326,143	7,291,250
Total Common Stocks - 6.1%		6,716,955	5,754,086

Total Investments - 94.0%		$93,394,331	89,305,588

Other assets and liabilities, net - 6.0%			5,667,369

Total Net Assets - 100.0%			$94,972,957

(1)
Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at September 30, 2009 was $8,945,938, which represented 9.4% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Security in default.

(4)
Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at September 30, 2009, which represented 0.8% of the Fund’s net assets.

(5)
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund generally has no rights to demand registration of such securities. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of September 30, 2009, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012, acquired June 1, 2007.

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Investment Abbreviations

ADR	American Depositary Receipts.
ADS	American Depositary Shares.
PIES	Premium Income Exchangeable Securities.
PIERS	Preferred Income Equity Redeemable Securities.
PRIDES	Preferred Redeemable Income Dividend Equity Securities.
Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s. NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *

% of Portfolio

A	5
BBB	10
BB	15
B	22
CCC	1
C	1
Not Rated	46
* Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments at value (cost $93,394,331) (Note 1)	$89,305,588
Cash	2,000,964
Receivable for securities sold	3,566,136
Dividends and interest receivable	618,653
Other assets	31,475

Total assets	95,522,816

Liabilities:
Payable for securities purchased	501,875
Accrued management fee (Note 2)	8,480
Accrued expenses	24,716
Other liabilities	14,788

Total liabilities	549,859

Net Assets:	$94,972,957

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$132,777
Additional paid-in capital	116,546,958
Undistributed net investment income	1,103,138
Accumulated net realized loss from investment transactions	(18,721,173)
Unrealized depreciation on investments	(4,088,743)

Net Assets	$94,972,957

Net asset value per share ($94,972,957 ÷ 13,277,717 outstanding shares)	$7.15

Statement of Operations
For the Year Ended September 30, 2009

Investment Income (Note 1):
Interest	$3,688,383
Dividends	1,677,799

Total Income	5,366,182

Expenses (Note 2):
Management fee	600,478
Custodian	15,400
Transfer agent	23,090
Legal fees	55,455
Audit fees	38,100
Trustees’ fees	103,500
Administrative services fees	40,032
Reports to shareholders	39,577
Insurance	25,038
Other	42,499

Total Expenses	983,169

Net Investment Income	4,383,013

Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions	(14,965,859)
Net change in unrealized appreciation of investments	14,738,073

Net loss on investments	(227,786)

Net Decrease in Net Assets Resulting from Operations	$(4,155,227)

See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2009 and 2008

	2009	2008

Change in net assets from operations:
Net investment income	$4,383,013	$4,136,307
Net realized loss from investment transactions	(14,965,859)	(3,420,545)
Net change in unrealized appreciation of investments	14,738,073	(25,413,301)

Net change in net assets resulting from operations	4,155,227	(24,697,539)

Distributions to shareholders from:
Net investment income	(4,209,494)	(4,310,924)
Net realized gain on investments	—	(10,469,074)

Total distributions	(4,209,494)	(14,779,998)

Capital share transactions (Note 3)	530,224	4,022,420

Change in net assets	475,957	(35,455,117)

Net assets at beginning of year	94,497,000	129,952,117

Net assets at end of year	$94,972,957	$94,497,000

Undistributed net investment income at end of year	$1,103,138	$523,270

Financial Highlights	Selected data for a share of beneficial interest outstanding:

	Year Ended September 30,

	2009	2008	2007	2006	2005

Operating Performance:
Net asset value, beginning of year	$7.18	$10.27	$9.60	$9.29	$8.71

Net investment income	0.33	0.31	0.33	0.33	0.29
Net realized and unrealized gain (loss)	(0.04)	(2.24)	1.00	0.29	0.59

Total from investment operations	0.29	(1.93)	1.33	0.62	0.88
Less Distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.39)	(0.31)	(0.30)
Distributions from realized gains	—	(0.83)	(0.27)	—	—

Total distributions	(0.32)	(1.16)	(0.66)	(0.31)	(0.30)

Net asset value, end of year	$7.15	$7.18	$10.27	$9.60	$9.29

Market value, end of year	$6.16	$5.30	$9.09	$8.20	$7.84
Total Return (a):
Market value (%)	23.9	(33.3)	19.6	8.8	2.5
Net asset value (%)	6.1	(21.0)	14.4	6.8	10.3
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$94,973	$94,497	$129,952	$119,264	$114,824
Ratio of expenses to average net assets (%)	1.2	1.1	1.1	1.2	1.2
Ratio of net investment income to average net assets (%)	5.5	3.6	3.4	3.6	3.4
Portfolio turnover rate (%)	71	61	84	60	82

(a)
Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

See accompanying notes to financial statements

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of September 30, 2009:

	Level 1	Level 2	Level 3

Investments in Securities:
Common Stocks:
Banking/Savings and Loan	$1,142,000	$—	$—
Energy	230,691	—	—
Media and Entertainment	1,647,600	—	—
Pharmaceuticals	1,248,245	—	—
Telecommunications	1,485,550	—	—

Total Common Stocks	5,754,086	—	—
Convertible Bonds and Notes	—	65,894,428	—
Convertible Preferred Stocks	—	9,615,829	—
Mandatory Convertible Securities	—	7,291,250	—
Corporate Bonds and Notes	—	—	750,000

Total Investments	$5,754,086	$82,801,507	$750,000

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$270,000	$1,050,000	$265,000	$1,585,000
Change in unrealized appreciation (depreciation)	(82,500)	(300,000)	(108,750)	(491,250)
Net transfers in/out of level 3	(187,500)	—	(156,250)	(343,750)

Ending balance	$—	$750,000	$—	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 5 cents per share for the twelve months ended September 30, 2009. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2009 there were unrealized losses of approximately 16 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Ordinary income	$4,209,494	$7,214,059
Net realized gain on investments	—	7,565,939

	$4,209,494	$14,779,998

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At September 30, 2009, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$6,557,285
Unrealized depreciation	(10,378,258)

Net unrealized depreciation	(3,820,973)
Undistributed ordinary income	1,301,246
Post October losses	(14,286,194)
Capital loss carryforward	(4,900,857)

Total distributable net earnings	$(21,706,778)

Cost for federal income tax purposes	$93,126,561

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. As determined at September 30, 2009, the Fund had unused capital loss carryforwards of $4,900,857 available for federal income tax purposes to offset net realized capital gains, which expire in 2017.

At September 30, 2009, the Fund incurred capital losses after October 31 (“post-October” losses) within the taxable year and are deemed to arise on the first business day of the Fund’s next taxable year.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $7,291,250 at September 30, 2009, representing 7.7% of net assets.

(i) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2009, the Fund increased accumulated net investment income by $406,348 and decreased accumulated net realized gain/loss on investments by $406,348.

Notes to Financial Statements (continued)

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At September 30, 2009 there were 13,277,717 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2009, 124,465 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $530,224.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $55,875,741 and $53,051,813, respectively, for the twelve months ended September 30, 2009.

NOTE 4 - SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 23, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2009

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the “Plan Agent”). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

Miscellaneous Notes (continued)

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.0985 per share, derived from net investment income, was declared on October 12, 2009, payable November 25, 2009 to shareholders of record at the close of business October 22, 2009.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board. CEFA is solely responsible for the content of its website.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of Ellsworth Fund Ltd. from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)

INDEPENDENT TRUSTEES

Gordon F. Ahalt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1986 - Age 81	Retired. Trustee of Bancroft and Helix Energy Solutions Group Inc. (an energy services company); Trustee of Bancroft.

Kinchen C. Bizzell, C.F.A. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 2008 - Age 55	Senior Counselor with Burson-Marsteller (a global public relations and communications firm); Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1986 - Age 65	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.

Daniel D. Harding 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 2007 - Age 57	Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Bancroft

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1997 - Age 56
Since March 2009, Managing Director, FD Americas, the Strategic Communications segment of FTI Consulting Inc. (an international con- sulting company). Formerly Managing Director, Rodman & Renshaw, LLC (August 2006 to March 2009). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Bancroft.

INTERESTED TRUSTEES

Thomas H. Dinsmore, C.F.A. (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 1986 Chairman of the Board since 1996 - Age 56	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

Jane D. O’Keeffe (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 1995 - Age 54	President of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2010, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, C.F.A.(1,3,4) Trustee, Chairman and Chief Executive Officer Officer since 1986 Age 56	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.

Jane D. O’Keeffe (1,4) Trustee and President Officer since 1994 Age 54	Trustee and President of the Fund, Bancroft and Dinsmore Capital.

Gary I. Levine (2) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Age 52	Executive Vice President and Chief Financial Officer of the Fund, Bancroft and Dinsmore Capital since 2004. Secretary of the Fund, Bancroft and Dinsmore Capital. Treasurer of Dinsmore Capital.

James A. Dinsmore (3) Vice President Officer since 2007 Age 26	Vice President of the Fund, Bancroft Fund and Dinsmore Capital since 2009.

H. Tucker Lake, Jr. (4) Vice President Officer since 1994 Age 62	Vice President of the Fund, Bancroft and Dinsmore Capital.

Germaine M. Ortiz (2) Vice President Officer since 1996 Age 40	Vice President of the Fund, Bancroft and Dinsmore Capital.

Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1998 Age 48	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital since 2004.

(1) Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2) Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(3) Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.
(4) Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

Board of Trustees
Gordon F. Ahalt
Kinchen C. Bizzell, c.f.a.
Elizabeth C. Bogan, Ph.d.
Thomas H. Dinsmore, c.f.a.
Daniel D. Harding
Jane D. O’Keeffe
Nicolas W. Platt

Officers

Thomas H. Dinsmore, c.f.a.
Chairman of the Board and Chief Executive Officer

Jane D. O’Keeffe
President

Gary I. Levine
Executive Vice President, Chief Financial Officer and Secretary

James A. Dinsmore
Vice President

H. Tucker Lake, Jr.
Vice President

Germaine M. Ortiz
Vice President

Mercedes A. Pierre
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Secretary

Joann Venezia
Assistant Vice President and Assistant Secretary

Internet
www.ellsworthfund.com
email: info@ellsworthfund.com

Investment Adviser
Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
(973) 631-1177

Shareholder Services and Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Custodian
Brown Brothers Harriman & Co.

Beneficial Share Listing
NYSE Amex Exchange Symbol: ECF

Legal Counsel
Ballard Spahr LLP

Independent Accountants
Tait, Weller & Baker LLP

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Ellsworth Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The code of ethics is available on the Registrant’s website at: www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund determined that Trustee Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP (“Tait Weller”) for services rendered to the Fund during the Fund’s last two fiscal years ended September 30, 2009 and 2008.

Fiscal Year-End September 30	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2008	$ 33,500	$ 0	$ 2,800	$ 0
2009	$ 35,100	$ 0	$ 3,000	$ 0

(1)
The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2009 and 2008, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)
“Tax Fees” include those fees billed by Tait Weller in connection with their review of the Fund’s income tax returns for fiscal years 2008 and 2009. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2009 and 2008, no Tax Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2008 and September 30, 2009, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountants to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent auditors are the same as, or affiliated with, the investment adviser’s auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.
Ellsworth Fund Ltd.
Dinsmore Capital Management Co.
Proxy Voting Guidelines

(Adopted April 16, 2007)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore Capital”).

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not frequently receive proxy solicitations.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.           Matters Related to the Board of Directors

1.    The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

2.    The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.    The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.    Matters Related to Independent Auditors

1.           The Funds generally will vote in favor of independent accountants approved by the company.  Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.    Corporate Governance Matters

1.           Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti- takeover measures.

2.           Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.    Fixing number of directors;

b.    Stock splits; and

c.    Change of state of incorporation for specific corporate purposes.

D.    Matters Related to Equity-Based Compensation Plans

1.           The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.           The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.    Contested Matters

1.           Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F.    Miscellaneous Matters

1.    The Funds may in their discretion abstain from voting shares that have been recently sold.

2.    The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

3.    Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

G.    Material Conflicts of Interest

1.    Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

a.    Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.    Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.    Dinsmore Capital may hold a position in a security contrary to shareholder interests.

2.    If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H.    Amendments

1.    Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.    the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.    the Adviser’s Board of Directors.

2.    Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of Ellsworth Fund Ltd. (the “Registrant”). He has served in that capacity since 1996. This information is as of December 8, 2009.  Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of September 30, 2009. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas H. Dinsmore	Number: 1	n/a	n/a
	Total Assets: $ 87,021,266	n/a	n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Bancroft Fund Ltd. (“Bancroft”), a registered investment company with total net assets of $87,021,266 as of September 30, 2009.  Mr. Dinsmore is Chairman and Chief Executive Officer of Bancroft. This information is as of September 30, 2009. The Registrant and Bancroft have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Registrant and Bancroft has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to pro rata.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser’s chief compliance officer.

(3) This information is as of September 30, 2009. The Portfolio Manager is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser’s Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser’s Board of Directors of the portfolio manager’s overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Bancroft, including performance against an index, or (ii) the value of assets held in the Registrant’s portfolio.

(4) As of September 30, 2009, Mr. Dinsmore’s beneficial ownership in the Registrant’s shares was in the range of $100,001-$500,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures:

(a) As of December 8, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of December 8, 2009, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange

Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See Registrant’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   December 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date:   December 8, 2009

By:      /s/ Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date:   December 8, 2009